UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	☒
Filed by Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Material

☐	Soliciting Material Pursuant to Rule 14a-12

EAGLE POINT INSTITUTIONAL INCOME FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EAGLE POINT INSTITUTIONAL INCOME FUND

600 Steamboat Road, Suite 202
Greenwich, CT 06830

April 6, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Meeting”) of Eagle Point Institutional Income Fund (the “Fund”) to be held on Tuesday, May 12, 2026, at 8:20 a.m., Eastern Time, at 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

The Notice of the Annual Meeting of Shareholders and the Proxy Statement accompanying this letter describes the business to be conducted at the Meeting. At the Meeting, holders of the Fund’s outstanding common shares of beneficial interest and the Fund’s outstanding preferred shares of beneficial interest, voting together as a single class, will be asked to elect two trustees of the Fund.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

Sincerely yours,

/s/ Thomas P. Majewski

Thomas P. Majewski, Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2026

The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2025, are available at www.epiif.com.

In addition, copies of the Fund’s most recent annual and semi-annual report, including financial statements, have previously been transmitted to the Fund’s shareholders. The Fund will furnish to any shareholder upon request, without charge, an additional copy of the Fund’s most recent annual report and semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to Courtney Fandrick, Secretary, Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830, by calling (203) 340-8500 or by visiting the Fund’s website at www.epiif.com.

The following information applicable to the Meeting is found in the Proxy Statement and accompanying proxy card:

●	The date, time and location of the meeting;
●	A list of the matters intended to be acted on and the recommendation of the Fund’s Board of Trustees regarding those matters; and
●	Any control/identification numbers that you need to access your proxy card, as applicable.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 12, 2026

EAGLE POINT INSTITUTIONAL INCOME FUND

600 Steamboat Road, Suite 202
Greenwich, CT 06830

To the Shareholders of Eagle Point Institutional Income Fund (the “Fund”):

Notice is hereby given that an Annual Meeting of Shareholders of the Fund (the “Meeting”) will be held at the offices of the Fund at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, on Tuesday, May 12, 2026 at 8:20 a.m., Eastern Time.

At the Meeting, you will be asked to elect two (2) trustees of the Fund, as outlined below and more fully described in the accompanying Proxy Statement:

1.	Mr. Paul E. Tramontano, to be voted upon by holders of the Fund’s outstanding common shares of beneficial interest and the Fund’s outstanding preferred shares of beneficial interest, voting together as a single class, to serve until the 2029 annual meeting of shareholders or until his successor is duly elected and qualifies; and

2.	Mr. James R. Matthews, to be voted upon by holders of the Fund’s outstanding preferred shares of beneficial interest, voting separately as a single class, to serve until the 2029 annual meeting of shareholders or until his successor is duly elected and qualifies.

The Board of Trustees of the Fund has fixed the close of business on March 31, 2026, as the record date for the determination of shareholders of the Fund entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund. This Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being sent to shareholders on or about April 6, 2026.

By order of the Board of Trustees of the Fund

/s/ Courtney B. Fandrick
Courtney B. Fandrick
Secretary

Greenwich, CT

April 6, 2026

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled. If you have any questions regarding the proxy materials please call (203) 340-8500.

EAGLE POINT INSTITUTIONAL INCOME FUND

600 Steamboat Road, Suite 202
Greenwich, CT 06830

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 12, 2026

April 6, 2026

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board,” and each member, a “Trustee”) of the holders of the shares of beneficial interest (the “Shareholders”) of Eagle Point Institutional Income Fund (the “Fund,” “we,” “us” or “our”) of proxies to be voted at the 2026 Annual Meeting of Shareholders (the “Meeting”) and any adjournment(s) or postponement(s) thereof. The Meeting will be held at our offices, which are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, on Tuesday, May 12, 2026, at 8:20 a.m., Eastern Time. The Notice of Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about April 6, 2026. A copy of the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2025 (the “Annual Report”), was previously transmitted to the Shareholders and is also available to Shareholders, without charge, upon request by writing to Courtney Fandrick, Secretary, Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830, by calling (203) 340-8500 or by visiting the Fund’s website at www.epiif.com.

The Board has fixed the close of business on March 31, 2026, as the record date (the “Record Date”) for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. The Meeting is scheduled as a meeting of all Shareholders. As of the Record Date, 18,517,365 shares of the Fund’s common shares of beneficial interest (the “Common Shares”), were issued and outstanding and 1,400,000 shares of the Fund’s 8.125% Series A Term Preferred Shares due 2029, par value $0.001 per share (the “Series A Preferred Stock”) were issued and outstanding, and 300,000 shares of the Fund’s 8.00% Series B Term Preferred Shares due 2030, par value $0.001 per share (the “Series B Preferred Stock”, together with the Series A Preferred Stock, the “ “Preferred Shares”), were issued and outstanding.

Shareholders of record may vote by mail by returning a properly executed proxy card or in person by attending the Meeting. Common Shares and Preferred Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the proposal described in this Proxy Statement (as applicable).

At any time before it has been voted, your proxy may be revoked in one of the following ways: (1) by a signed, written letter of revocation delivered on any business day before the date of the Meeting to the Secretary of the Fund at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, (2) by properly completing and executing a later-dated proxy and returning it in time to be received before the Meeting, or (3) by attending the Meeting and voting in person. Please call (203) 340-8500 for information on how to obtain directions to attend the Meeting and vote in person.

Purpose of Meeting

At the Meeting, Shareholders will be asked to elect two (2) Trustees, as outlined below:

1.	Mr. Paul E. Tramontano, to be voted upon by holders of the Fund’s outstanding common shares of beneficial interest and the Fund’s outstanding preferred shares of beneficial interest, voting together as a single class, to serve until the 2029 annual meeting of shareholders or until his successor is duly elected and qualifies; and
2.	Mr. James R. Matthews, to be voted upon by holders of the Fund’s outstanding preferred shares of beneficial interest, voting separately as a single class, to serve until the 2029 annual meeting of shareholders or until his successor is duly elected and qualifies.

Quorum

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of one-third of the votes entitled to be cast at the Meeting will constitute a quorum. Proxies that reflect abstentions will be treated as shares present for quorum purposes. In addition, shares held of record by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote, and the broker or nominee does not otherwise have discretionary power to vote on non-routine matters (“broker non-votes”), will be treated as shares present for quorum purposes.

Vote Required

The Shareholders of record on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. Votes cast by proxy or in person at the Meeting will be counted by the Fund’s proxy tabulation firm.

The election of a Trustee requires the affirmative vote of a plurality of the shares voted at the Meeting in person or by proxy. Therefore, the nominees who receive the highest number of votes “FOR”, up to the number of Trustees to be elected, will be elected.

If you vote “WITHHOLD” with respect to a nominee, your shares will not be voted with respect to the person indicated. Such abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election. No “broker non-votes” are anticipated with respect to the proposal. However, any “broker non-votes” received will not be included in determining the number of votes cast and, as a result, will have no effect on the proposal. If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the proposal described in this Proxy Statement (as applicable).

Adjournment

The Meeting, whether or not a quorum is present, may be adjourned by the Chair, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned Meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the Record Date.

Additional Information

The Fund will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice and the enclosed proxy card. The Fund intends to use the services of Equiniti Trust Company, LLC, a transfer agent to the Fund, and Broadridge Financial Solutions, Inc., a provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Fund expects to pay market rates for such services. We have requested that brokers, nominees, fiduciaries and other persons holding Common Shares or Preferred Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing. In addition, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by Trustees or officers of the Fund, officers or employees of Eagle Point Credit Management LLC, our investment adviser (the “Adviser”), Eagle Point Administration LLC, our administrator (the “Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such Trustees, officers or regular employees for such services. If the Fund retains a solicitor, the Fund has estimated that it would pay approximately $15,000 for such services. If the Fund engages a solicitor, you could be contacted by telephone on behalf of the Fund and urged to vote.

As of the date of this Proxy Statement, the Board, the Fund’s officers and the Adviser know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

PROPOSAL: ELECTION OF TRUSTEES

The Board is currently comprised of six (6) Trustees, four (4) of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, and meet the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the New York Stock Exchange listing rules (the “Independent Trustees”). The Board is divided into three classes with the term of only one class expiring at each annual meeting. Classes I, II and III are each comprised of two (2) Trustees.

The Nominating Committee (the “Nominating Committee”) of the Fund and the Board have recommended Messrs. Tramontano and Matthews for election as Class II Trustees by the Shareholders. Accordingly, at the Meeting, (i) the holders of Common Shares and Preferred Shares, voting together as a single class, are being asked to elect Mr. Tramontano as a Class II Trustee, and (ii) the holders of Preferred Shares, voting separately as a single class, are being asked to elect Mr. Matthews as a Class II Trustee, each to serve until the 2029 annual meeting of shareholders or until his respective successor is duly elected and qualifies.

Messrs. Tramontano and Matthews are currently serving as Class II Trustees and have agreed to continue to serve as Class II Trustees, if elected. If either Mr. Tramontano or Mr. Matthews is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Nominating Committee and the Board may select. The Board has no reason to believe that either Mr. Tramontano or Mr. Matthews will be unable or unwilling to serve.

A Shareholder can vote “FOR,” or “WITHHOLD” its vote with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of each nominee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH NOMINEE.

Information about the Board

Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our Board may appoint officers who assist in managing our day-to-day affairs. Effective upon and following the occurrence of the listing of the Fund’s Preferred Shares on the New York Stock Exchange, the Board was divided into three classes, pursuant to our Declaration of Trust. The term of only one class expires at each annual meeting of the shareholders.

Class I Trustees.  Messrs. Scott W. Appleby and Jeffrey L. Weiss are currently serving as Class I Trustees. Messrs. Appleby and Weiss were most recently elected to serve as Trustees at the Fund’s 2025 annual meeting of shareholders. Their term expires at the 2028 annual meeting of shareholders.

Class II Trustees.  Messrs. James R. Matthews and Paul E. Tramontano are currently serving as Class II Trustees. Messrs. Matthews and Tramontano were most recently elected to serve as Trustees by the Fund’s initial shareholder in 2022 with a term expiring at the Meeting. Messrs. Matthews and Tramontano will continue to serve as Class II Trustees if elected at the Meeting. If elected at the Meeting, their term would expire at the 2029 annual meeting of shareholders.

Class III Trustees.  Messrs. Thomas P. Majewski and Kevin F. McDonald are currently serving as Class III Trustees. Messrs. Majewski and McDonald were most recently elected to serve as Trustees by the Fund’s initial shareholder in 2022. Their term expires at the 2027 annual meeting of shareholders.

Board Leadership Structure.  Currently, the Board consists of six (6) Trustees, four (4) of whom are Independent Trustees and two (2) of whom are “interested persons” of the Fund as defined in the 1940 Act. Each Independent Trustee also meets the definition of “independent director” in the corporate governance standards of the New York Stock Exchange as applicable to closed-end management investment companies.

The Board has appointed Thomas P. Majewski as Chair. The Chair presides at meetings of the Board and may call meetings of the Board and any committee whenever he deems necessary. The Chair participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Trustees. The Chair also acts as a liaison with our management, officers and attorneys and the other Trustees generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to our Declaration of Trust or bylaws, or as assigned by the Board, the designation of a Trustee as Chair does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally.

Jeffrey L. Weiss serves as Lead Independent Trustee. The Lead Independent Trustee generally acts as a liaison between the other Independent Trustees and our management, officers and attorneys between meetings of the Board. The Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to our Declaration of Trust or bylaws, or as assigned by the Board, the designation of a Trustee as Lead Independent Trustee does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of our Shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Thomas P. Majewski, Managing Partner and founder of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or our characteristics.

The Board has established two standing committees to facilitate oversight of the management of the Fund: the Audit Committee and the Nominating Committee. The functions and roles of each committee are described below under the section “Board Committees and Meetings.” The membership of each committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties. Interested Trustees are generally permitted to attend and participate in committee meetings, as appropriate.

Risk Oversight.  As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our Chief Compliance Officer (“CCO”). The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board, the relevant committee chair or our CCO, who is directly accountable to the Board. As appropriate, the Chair and the committee chairs confer among themselves, with our CCO, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate committee for review and discussion with management.

Information about the Trustees and Nominees

The following table provides information concerning the Trustees/Trustee nominees.

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Class II Trustee Nominees Independent Trustee

Paul E. Tramontano Age: 64	Class II Trustee	Since inception; Term expires 2026 (2029 if elected)	Executive Managing Director at Cresset Asset Management and Board Member since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.	6	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Interested Trustee

James R. Matthews(2) Age: 58	Class II Trustee	Since inception; Term expires 2026 (2029 if elected)	Managing Director of Stone Point Capital LLC since October 2011.	6	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, and EP Private Capital Fund I

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Trustees Not Up for Election at the Meeting Independent Trustees

Scott W. Appleby Age: 61	Class I Trustee	Since inception; Term expires 2028	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	6	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Kevin F. McDonald Age: 59	Class III Trustee	Since inception; Term expires 2027	Chief Operating Officer of AltaRock Partners, LLC, an asset management firm, since January 2019.	6	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, and EP Private Capital Fund I

Jeffrey L. Weiss Age: 65	Class I Trustee	Since inception; Term expires 2028	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners LLC since January 2018.	6	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, and EP Private Capital Fund I

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Interested Trustee

Thomas P. Majewski(3) Age: 51	Class III Trustee, Chair of the Board and Chief Executive Officer	Since inception; Term expires 2027	Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012; Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014, Eagle Point Income Company Inc. since October 2018 and EP Private Capital Fund I since July 2025; Chief Executive Officer and Principal Executive Officer of Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Co-Chief Executive Officer and Co-Principal Executive Officer of Eagle Point Trinity Senior Secured Lending Company since August 2025.	6	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

(1)	The business address of each Trustee is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.
(2)	Mr. Matthews is an interested person of the Fund due to his position with Stone Point Capital LLC (“Stone Point”), which is an affiliate of the Adviser.
(3)	Mr. Majewski is an interested person of the Fund due to his position as Chief Executive Officer of the Fund and his position with the Adviser.

Each of the Trustees also serves on the board of directors of Eagle Point Credit Company Inc., the board of directors of Eagle Point Income Company Inc., the board of trustees of Eagle Point Enhanced Income Trust, the board of trustees of Eagle Point Defensive Income Trust and the board of trustees of EP Private Capital Fund I, each of which is a closed-end management investment company registered under the 1940 Act which is part of the same fund complex as us.

Other than with respect to the Fund, Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company, none of the Trustees serves, nor have they served during the last five years, on the board of directors of another company with a class of securities registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act), or registered as an investment company under the 1940 Act (including any other companies in a fund complex with us).

The following table states the dollar range of equity securities of the Fund beneficially owned as of the Record Date by each Trustee and Trustee nominee.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(2)(3)
Interested Trustees
Thomas P. Majewski	None	Over $100,000
James R. Matthews	None	None

Independent Trustees
Scott W. Appleby	None	Over $100,000
Kevin F. McDonald	None	$50,001 – $100,000
Paul E. Tramontano	None	Over $100,000
Jeffrey L. Weiss	None	$50,001 – $100,000

(1)	Securities are valued as of the Record Date.
(2)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(3)

The “Fund Complex” includes the Fund, Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

To the knowledge of the Fund, as of the Record Date, none of the Independent Trustees or their immediate family members owned securities of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation.  As compensation for serving on the Board, each Independent Trustee receives annual cash retainer fees and annual fees for serving as a committee chair, determined based on the Fund’s net asset value attributable to the shares of beneficial interest and the paid-in, or stated, capital of the preferred shares of beneficial interest as of the beginning of each fiscal quarter.

Trustees do not currently receive any pension or retirement benefits from the Fund.

Each Trustee who is a director, officer, partner, member or employee of the Adviser, or of any entity controlling, controlled by or under common control with the Adviser, including any Trustee who is an “interested person” (as such term is defined in the 1940 Act) of the Fund, serves without any compensation from the Fund.

The following table provides information concerning the compensation paid to the Trustees during the fiscal year ended December 31, 2025.

Name of Trustee/Nominee	Aggregate Compensation from the Fund to Trustee/Nominee for the Fiscal Year ended December 31, 2025		Aggregate Compensation from the Fund Complex[2] to Trustee/Nominee for the Fiscal Year ended December 31, 2025
Independent Trustees
Scott W. Appleby	$39,750	[1]	$329,650	[1,3]
Kevin F. McDonald	$37,500	[1]	$310,000	[1,3]
Paul E. Tramontano	$37,500	[1]	$310,000	[1,3]
Jeffrey L. Weiss	$45,000	[1]	$359,250	[1,3]

Interested Trustee
Thomas P. Majewski	—		—
James R. Matthews	—		—

1 Includes $13,250, $12,500, $12,500, and $15,000 relating to the year ended December 31, 2024, that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, as of December 31, 2024, and paid during the fiscal year ended December 31, 2025.

2 The “Fund Complex” includes the Fund, Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

3 Includes $116,950, $110,000, $110,000 and $127,750 relating to the year ended December 31, 2024, that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, as of December 31, 2024, and paid during the year ended December 31, 2025.

Trustee Qualifications.  Although the Nominating Committee has general criteria that guides its choice of candidates to serve as Independent Trustees, there are no specific required qualifications for Board membership. See “— Board Committees and Meetings — Nominating Committee.” The Board believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees

Scott W. Appleby.  Mr. Appleby is the President of Appleby Capital, Inc. and has more than 25 years of banking experience at Appleby Capital, Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber. As a senior equity analyst, Mr. Appleby has written on global exchanges, alternative asset managers and financial technology. Mr. Appleby was also one of the first Internet analysts and, in 1997, the first analyst to cover the electronic brokerage industry. Mr. Appleby remains an active writer and speaker on financial technology and Wall Street trends. Mr. Appleby serves on a number of private company and community boards. Mr. Appleby holds an M.B.A. from Cornell University and a B.S. from the University of Vermont.

Mr. Appleby also serves as an independent director of Eagle Point Credit Company Inc. and Eagle Point Income Company Inc. and independent trustee of Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company. He is chair of the audit committee and is a member of the nominating committee of Eagle Point Trinity Senior Secured Lending Company and is a member of the audit committee and the chair of the nominating committee of each of the board of directors/trustees of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

Kevin F. McDonald.  Mr. McDonald is the Chief Operating Officer of AltaRock Partners as of January 2019. Mr. McDonald previously served as Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018. Mr. McDonald was a Principal of Taylor Investment Advisors, LP, which he co-founded, from 2002 to March 2017, and served as the Chief Executive Officer from 2006 to December 2014. Previously, Mr. McDonald was a Director at Larch Lane Advisors LLC from 1999 to 2001. Mr. McDonald was a Vice President in the futures and options group at JP Morgan Securities from 1994 to 1999 and served as an Assistant Treasurer and proprietary fixed-income trader at BSI Bank (subsidiary of Generali S.P.A.) from 1991 to 1994. Mr. McDonald began his career at Chemical Bank in 1989 where he was a credit analyst in the corporate finance group. Mr. McDonald holds a B.A. from the University of Virginia.

Mr. McDonald also serves as an independent director of Eagle Point Credit Company Inc. and Eagle Point Income Company Inc. and independent trustee of Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I. He is a member of the audit committee and nominating committee of each of the board of directors/trustees of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

Paul E. Tramontano (Nominee).  Mr. Tramontano has served as Executive Managing Director at Cresset Asset Management, LLC since April 2023. Mr. Tramontano was previously a Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023. Prior to joining First Republic Investment Management, Mr. Tramontano was the founder and Co-Chief Executive Officer at Constellation Wealth Advisors LLC for eight years and was responsible for managing the firm’s East Coast operations as well as serving on both the investment and executive management committees. Prior to forming Constellation Wealth Advisors, Mr. Tramontano spent 17 years at Citi Smith Barney, most recently as a Managing Director and Senior Advisor of Citi Family Office. Mr. Tramontano holds a B.S. from Villanova University and attended the Certified Investment Management program at the Wharton School of Business at the University of Pennsylvania.

Mr. Tramontano also serves as an independent director of Eagle Point Credit Company Inc. and Eagle Point Income Company Inc. and independent trustee of Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company. He is chair of the nominating committee and is a member of the audit committee of Eagle Point Trinity Senior Secured Lending Company and is a member of the audit committee and nominating committee of each of the board of directors/trustees of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

Jeffrey L. Weiss.  Mr. Weiss has served as the Managing Partner of Colter Lewis Investment Partners LLC since January 2018 and is also a private investor (since 2012). Mr. Weiss is a former Managing Director at Lehman Brothers and Barclays, where he also held a number of senior leadership positions. From 2008 to 2012, Mr. Weiss served as Global Head of Financial Institutions at Barclays. Prior to joining Barclays, Mr. Weiss spent 25 years with Lehman Brothers, most recently as a Managing Director. From 2005 to 2008, Mr. Weiss served on the management committee of Lehman Brothers and from 2007 to 2008 Mr. Weiss was responsible for the financial institutions group businesses at Lehman Brothers. Mr. Weiss holds a B.S. from the University of Wisconsin.

Mr. Weiss also serves as an independent director of Eagle Point Credit Company Inc. and Eagle Point Income Company Inc. and independent trustee of Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I. He is a member of the nominating committee and the chair of the audit committee of each of the board of directors/trustees of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

Interested Trustees

Thomas P. Majewski.  Mr. Majewski is Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has 31 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company Inc., director, Chairman and Chief Executive Officer of Eagle Point Income Company Inc. and trustee, Chairman, Chief Executive Officer, and Principal Executive Officer of each of Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I; and trustee, Chairman and Co-Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Company.

James R. Matthews (Nominee).   Mr. Matthews is currently a Managing Director of Stone Point (since October 2011). Mr. Matthews is a member of the Adviser’s Board of Managers and he formerly served as a member of the Adviser's investment committee. He joined Stone Point from Evercore Partners Inc., where he was a Senior Managing Director and Co-Head of Private Equity. From 2000 to 2007, Mr. Matthews was with Welsh, Carson, Anderson & Stowe, where he was a General Partner and focused on investments in the information services and business services sectors.

Previously, Mr. Matthews was a General Partner of J.H. Whitney & Co. and started his career as an Analyst in the mergers and acquisitions group of Salomon Brothers Inc. Mr. Matthews is a director of various portfolio companies of the Trident Funds, including Alliant Insurance Services, Inc., HireRight Holdings Corporation, Private Client Select Insurance Services, LLC, Safety TopCo Holdings GP LLC (dba SambaSafety), The Ardonagh Group of Companies, Ultimus Fund Solutions, LLC and Trident AV Holdings, L.P. (dba Verisys).Mr. Matthews holds a B.S. from Boston College and an M.B.A. from the Harvard Graduate School of Business Administration.

Mr. Matthews also serves as chairman of the board of directors of Eagle Point Credit Company Inc., as a director of Eagle Point Income Company Inc. and as a trustee of Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

Board Committees and Meetings

The Board has established two standing committees to facilitate oversight of the management of the Fund: the Audit Committee and the Nominating Committee.

Audit Committee.  The members of the Audit Committee are Messrs. Appleby, McDonald, Tramontano and Weiss, each of whom is an Independent Trustee. Each member of the Audit Committee is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full Board the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit Committee also functions as the qualified legal compliance committee of the Fund and is responsible for the confidential receipt, retention and consideration of any report of evidence of (i) a material violation of applicable federal or state securities law, (ii) a material breach of fiduciary duty arising under federal or state law or (iii) a similar material violation of any federal or state law by the Fund or any officer, trustee, employee or agent of the Fund that has occurred, is ongoing or is about to occur. Mr. Weiss currently serves as chair of the Audit Committee. A copy of the Audit Committee Charter is available on the Fund’s website (www.epiif.com).

Nominating Committee.  The members of the Nominating Committee are Messrs. Appleby, McDonald, Tramontano and Weiss, each of whom is an Independent Trustee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee periodically reviews the committee structure, oversees the conduct of an annual self-assessment of the Board and its committees and makes the final selection and nomination of candidates to serve as Independent Trustees. In addition, the Nominating Committee makes recommendations regarding the compensation of the Fund’s Independent Trustees for approval by the Board as there is no separate compensation committee of the Fund. The Board nominates and selects the interested Trustees and the officers. Mr. Appleby serves as chair of the Nominating Committee. A copy of the Nominating Committee Charter is available on the Fund’s website (www.epiif.com).

In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee will generally apply the following criteria: (1) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (2) the nominee’s business acumen, experience and ability to exercise sound judgment; (3) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (4) a commitment to regularly attend and participate in meetings of the Board and its committees; (5) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all Shareholders; and (6) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all Shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of the Nominating Committee, to satisfy these criteria, we anticipate that the Nominating Committee would favor the re-nomination of an existing Independent Trustee rather than nominate a new candidate. Consequently, while the Nominating Committee will consider nominees recommended by Shareholders to serve as Independent Trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or a committee and it determines that the selection of a new or additional Independent Trustee is in the Fund’s best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the Nominating Committee will, in addition to any Shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee. The Nominating Committee may retain a consultant to assist it in a search for a qualified candidate.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as Independent Trustees, but the Nominating Committee will consider such factors as it may deem are in the best interests of the Fund and the Shareholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Consideration of Candidates Recommended by Shareholders.  The Nominating Committee will review and consider nominees recommended by Shareholders to serve as Independent Trustees, provided that the recommending Shareholder follows the procedures for Shareholders to submit nominee candidates as set forth in the Fund’s bylaws and Nominating Committee’s charter, and summarized here.

For any Shareholder recommendation for Independent Trustee to be included in the Fund’s proxy statement, it must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the Nominating Committee. In evaluating a nominee recommended by a Shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the Shareholder in submitting that nomination and whether such objectives are consistent with the interests of all Shareholders. If the Board determines to include a Shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If the Nominating Committee or the Board determines not to include such candidate among the Board’s designated nominees and the Shareholder has satisfied the requirements of Rule 14a-8, the Shareholder’s candidate will be treated as a nominee of the Shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund’s proxy statement.

A Shareholder who is entitled to vote at the applicable annual meeting and who intends to nominate a trustee must comply with the advance notice procedures of the Fund’s bylaws. To be timely, the Shareholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the Fund addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Fund’s proxy statement was released to the Shareholders in connection with the previous year’s annual meeting of Shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Shareholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such Shareholder’s notice to the Secretary shall set forth (i) as to each person whom the Shareholder proposes to nominate for election or reelection as a Trustee, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of beneficial interest of the Fund that are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Trustees pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) under Section 14 of the Exchange Act, and (ii) as to the Shareholder giving the notice (a) the name and record address of the Shareholder and (b) the class and number of shares of beneficial interest of the Fund that are beneficially owned by the Shareholder. The Fund may require any proposed nominee to furnish such other information as may reasonably be required by the Fund to determine the eligibility of such proposed nominee to serve as a Trustee. No person nominated by a Shareholder as an Independent Trustee shall be eligible for election as a Trustee unless nominated in accordance with the procedures set forth herein. An officer of the Fund presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Meetings.  The Board meets regularly, at least four times each year, to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management. During the fiscal year ended December 31, 2025, the Board held five meetings. The Audit Committee met in separate session four times and the Nominating Committee met in separate session three times. Each Trustee attended 75% or more of the aggregate number of meetings of the Board and the committees on which such Trustee served and that were held during the fiscal year ended December 31, 2025.

The Trustees are not required to attend the Fund’s annual meetings of shareholders but are encouraged to do so. All six (6) Trustees attended the 2025 annual meeting of shareholders.

ADDITIONAL INFORMATION

Shareholder Communications with the Board

Shareholders may communicate with the Trustees as a group or individually. Shareholder communications must (1) be in writing and be signed by the Shareholder and (2) identify the class and number of Common Shares or Preferred Shares held by the Shareholder. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary at the following address: 600 Steamboat Road, Suite 202, Greenwich, CT 06830. The Secretary or her designee is responsible for reviewing properly submitted Shareholder communications. The Secretary shall either (1) provide a copy of each properly submitted Shareholder communication to the Board at its next regularly scheduled meeting or (2) forward the communication to the Trustee(s) promptly after receipt if the Secretary determines that the communication requires more immediate attention. The Secretary may, in good faith, determine that a Shareholder communication should not be provided to the Board or Trustee(s) because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in the Fund or otherwise is routine or ministerial in nature.

These procedures do not apply to (1) any communication from a Trustee or an officer of the Fund, (2) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Shareholder, or (3) any Shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Trustees are not required to make themselves available to Shareholders for communications, other than by the aforementioned procedures.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Common Shares and Preferred Shares by each current Trustee (including the nominees), the Fund’s officers and each person known to us to beneficially own 5% or more of the outstanding Common Shares or Preferred Shares, as applicable.

	Common Shares Beneficially Owned(2)		Preferred Shares Beneficially Owned(2)
Name and Address(1)	Number	%(3)	Number	%(3)
5% Owners
EPH Investments LLC(4)	1,145,668	6.2%	—	—
Karpus Investment Management(5)	—	—	244,491	14.4%

Interested Trustees
Thomas P. Majewski	3,019	—	4,000	*
James R. Matthews	—	—	—	—

Independent Trustees
Scott W. Appleby	—	—	—	—

	Common Shares Beneficially Owned(2)		Preferred Shares Beneficially Owned(2)
Kevin F. McDonald	—	—	—	—
Paul E. Tramontano	—	—	—	—
Jeffrey L. Weiss	—	—	—	—

Officers
Lena Umnova	2,689	—	—	—
Nauman S. Malik	5,000	—	—	—
Courtney B. Fandrick	1,000	*	—	—
All Trustees and officers as a group (9 persons)	11,708	*	4,000	—

*	Represents less than 1.0%
(1)	The address for each officer and Trustee is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our Common Shares or Preferred Shares is based upon filings by such persons with the SEC and other information obtained from such persons, if available.
(3)	Based on 18,517,365 Common Shares and 1,700,000 Preferred Shares issued and outstanding as of the Record Date.
(4)	The number of shares beneficially owned is based on a Schedule 13G filed on June 10, 2022. The address of EPH Investments LLC is 600 Steamboat Road, Suite 202, Greenwich, CT 06830.
(5)	The number of shares beneficially owned is based on a Schedule 13G filed on November 14, 2025. The address of Karpus Investment Management is 183 Sully’s Trail, Pittsford, NY 14534.

Information about the Officers who are Not Trustees

The table below provides certain information concerning the officers of the Fund who are not also Trustees. Currently none of the Fund’s officers is directly compensated by the Fund.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupations(s) During the Past 5 Years

Lena Umnova Age: 47	Chief Financial Officer and Chief Operating Officer	Since July 2025	Chief Accounting Officer of Eagle Point Credit Management LLC since 2019; Chief Financial Officer and Chief Operating Officer of Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I since July 2025.

Nauman S. Malik Age: 45	Chief Compliance Officer	Since inception	Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Enhanced Income Trust since October 2023, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupations(s) During the Past 5 Years

Courtney B. Fandrick Age: 43	Secretary	Since inception

Secretary of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Enhanced Income Trust since October 2023, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020 and Eagle Point Trinity Senior Secured Lending Company since August 2025; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020.

(1)	The address for each of our officers is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830. Each of our officers is an interested person of the Fund due to their affiliation with the Adviser and its affiliates.
(2)	Each of our officers holds office at the pleasure of the Board and until their successors are chosen and qualifies, or until their earlier resignation or removal.

Lena Umnova. Ms. Umnova has served as our Chief Financial Officer and Chief Operating Officer since July 2025. Ms. Umnova also serves as Chief Accounting Officer of the Adviser, Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC, Eagle Point Defensive Income Management LLC and Eagle Point Infrastructure Management LLC. Prior to joining the Adviser in 2015, Ms. Umnova was at Mariner Investment Group, J.P. Morgan’s Alternative Investment Services and Paloma Partners LLC. Ms. Umnova received her M.B.A. from University of Bridgeport and B.S. in Economics from Grodno State University, Belarus.

Ms. Umnova also serves as the Chief Financial Officer and Chief Operating Officer of Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

Nauman S. Malik.  Mr. Malik has served as our Chief Compliance Officer since inception. Mr. Malik also serves as Senior Principal and General Counsel of the Adviser, Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC, Eagle Point Defensive Income Management LLC and Eagle Point Infrastructure Management LLC. Prior to joining the Adviser in 2015, Mr. Malik was a corporate attorney with Dechert LLP. Mr. Malik received his J.D. from Georgetown University Law Center and his B.S. in finance from the University of Pennsylvania’s Wharton School.

Mr. Malik also serves as the Chief Compliance Officer of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I.

Courtney B. Fandrick.  Ms. Fandrick has served as our Secretary since inception. Ms. Fandrick also serves as Principal and Chief Compliance Officer of the Adviser, Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC, Eagle Point Defensive Income Management LLC, Mountain Point Credit Management LLC and Eagle Point Infrastructure Management LLC. Prior to joining the Adviser in December 2014, Ms. Fandrick was a Senior Compliance Associate at Bridgewater Associates, LP, an investment advisory firm. Ms. Fandrick received her B.A. in Mathematics and Statistics from Miami University and her MBA from University of Phoenix.

Ms. Fandrick also serves as the Secretary of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, and EP Private Capital Fund I and Chief Compliance Officer of Eagle Point Trinity Senior Secured Lending Company.

Certain Related Party Transactions

Investment Adviser and Investment Advisory Agreement

The Adviser, located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, manages the Fund’s investments, subject to the supervision of the Board, pursuant to an investment advisory agreement (the “Advisory Agreement”) between us and the Adviser, effective February 11, 2022. The Adviser is registered as an investment adviser with the SEC. As of December 31, 2025, the Adviser, collectively with certain affiliates had approximately $13 billion in total assets under management for investment, including capital commitments that were undrawn as of such date. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point as investment manager of the Trident Funds. The Adviser is ultimately wholly owned by Eagle Point Holdings LP (“EP Holdings LP”) through intermediary holding companies. EP Holdings LP, in turn is majority-owned by certain of the Trident Funds through intermediary holding companies. Certain of the Adviser’s employees also hold indirect economic interests in the Adviser. The Adviser is ultimately governed through intermediary holding companies by the Adviser’s Board of Managers, which includes Mr. Majewski and certain principals of Stone Point.

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.

Base management fee. The base management fee is calculated monthly and payable quarterly in arrears and equals an annual rate of 1.75% of our Managed Assets. “Managed Assets” means our total assets (including assets attributable to our use of leverage) minus the sum of our accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The base management fee is calculated based on our Managed Assets at the end of the most recently completed calendar month, provided, that, if the Fund calculates its net asset value more frequently than monthly, the base management fee shall be calculated on the same frequency as the net asset value is calculated. In addition, the base management fee for any partial calculation period is pro-rated (based on the number of days actually elapsed at the end of such calculation period relative to the total number of days in such calculation period).

Incentive fee.  The incentive fee is payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of our NAV (8.00% annualized) and a “catch up” feature (the “Incentive Fee”). For this purpose, “Pre-Incentive Fee Net Investment Income” means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred shares, but excluding the organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under any expense limitation agreement to which the Fund may be a party, as may be amended from time to time (the “Expense Limitation and Reimbursement Agreement”). Any expense support payment or waiver we receive under the Expense Limitation and Reimbursement Agreement is subject to reimbursement by the Fund for three years after the date on which such expense support payment or waiver was made. No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that we may suffer.

Base management fees and incentive fees incurred pursuant to the Advisory Agreement and payable to the Adviser for the fiscal year ended December 31, 2025, totaled $5.88 million.

Administrator and Administration Agreement

The Administrator, located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement (the “Administration Agreement”) between us and the Administrator, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to Shareholders.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief operating officer and CCO and our allocable portion of the compensation of any of their support staff. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Expenses and fees incurred pursuant to the Administration Agreement and payable to the Administrator for the fiscal year ended December 31, 2025, totaled $0.5 million.

Independent Registered Public Accounting Firm

The Audit Committee and the Board unanimously selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund at a meeting held on November 5, 2025. KPMG has served as the independent registered public accounting firm of the Fund since the Fund’s inception. KPMG is located at 345 Park Avenue, New York, NY 10154. The Fund is not aware of any direct financial or material indirect financial interest of KPMG in the Fund. A representative of KPMG will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Audit Committee Pre-approval Policies and Procedures.  The Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, the Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to the Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Audit Committee receives an annual report showing the aggregate fees paid by the Service Affiliates for such services.

The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve non-audit services provided to the Fund pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the Fund’s independent registered public accounting firm, for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2024, and December 31, 2025, were $205,250 and $225,000, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported as “Audit Fees” above in the fiscal years ended December 31, 2024 and December 31, 2025 were $72,000 and $7,000, respectively. The fees incurred in the 2024 and 2025 fiscal years were in connection with the offering of the Fund's 8.125% Series A Term Preferred Shares due 2029 and filing of its registration statements.

Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2024, and December 31, 2025 ,were $176,589 and $233,743, respectively.  These fees were in connection with the preparation of the Fund’s regulated investment company tax compliance and related tax advice.

All Other Fees. The aggregate fees billed for all other services not listed in “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above by KPMG in the fiscal years ended December 31, 2024, and December 31, 2025, were $0 and $0, respectively.

During the fiscal years ended December 31, 2025, and December 31, 2024, all of KPMG’s expenses were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by KPMG during the fiscal years ended December 31, 2024, and December 31, 2025, for services rendered to the Fund and the Service Affiliates, are shown in the table below:

Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Aggregate Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees
December 31, 2024	$248,589	$0	$248,589
December 31, 2025	$240,743	$0	$240,743

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Report of the Audit Committee

The Audit Committee (the “Audit Committee”) of the Fund oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. The Fund’s management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2025 (the “Annual Report”), with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the above-described December 31, 2025 audited financial statements with management and with KPMG, the Fund’s independent registered public accounting firm. The Audit Committee has also discussed with KPMG the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee reviewed with KPMG, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee has reviewed the written disclosures and the letters from KPMG required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by KPMG to the Fund are compatible with maintaining KPMG’s independence, and has discussed with KPMG the independence of the independent registered public accounting firm.

The Audit Committee discussed with KPMG the overall scope and plans for the audit. The Audit Committee met with KPMG to discuss the results of their audit, their evaluations of the Fund’s internal controls and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in the proxy statement for the 2026 annual meeting of shareholders filed with the SEC on April 6, 2026, and in the Audit Committee’s charter, the Audit Committee recommended to the board of trustees (the “Board”) of the Fund (and the Board has approved) that the Fund’s audited financial statements be included in the Annual Report as filed with the SEC.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and KPMG. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Jeffrey L. Weiss, Chair of the Audit Committee

Scott W. Appleby, Member of the Audit Committee

Kevin F. McDonald, Member of the Audit Committee

Paul E. Tramontano, Member of the Audit Committee

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Single Delivery of Proxy Statement to Shared Address

Please note that only one copy of this Proxy Statement and accompanying documents may be delivered to two (2) or more Shareholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (203) 340-8500. Please direct your written requests to Courtney Fandrick, Secretary, Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Shareholder Proposals for the Annual Meeting for the 2027 Fiscal Year

It is currently anticipated that the Fund’s next annual meeting of Shareholders after the Meeting will be held in May 2027. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund by December 8, 2026, for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. To the extent the Fund wishes to exclude a proposal, potential exclusion will be analyzed based upon both the procedural and substantive bases for exclusion set forth in Rule 14a-8 under the Exchange Act.

Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for the Fund intended to be presented at the annual meeting for the 2027 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s bylaws. The Fund’s bylaws provide that any such proposal must be addressed to the attention of the Secretary and received in writing by the Fund not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Fund’s proxy statement was released to the Shareholders in connection with the previous year’s annual meeting of Shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Shareholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. A Shareholder’s notice to the Secretary shall set forth (i) as to each matter the Shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the Shareholder in such business, and (ii) as to the Shareholder giving the notice (a) the name and record address of the Shareholder and (b) the class, series and number of shares of beneficial interest of the Fund which are beneficially owned by the Shareholder.

Assuming the next annual meeting is ultimately scheduled to be within 30 days of the May 12th anniversary of the Meeting, such proposals must be received no earlier than December 8, 2026, and no later than January 7, 2027. Shareholder proposals should be addressed to the attention of Courtney Fandrick, Secretary, Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

If a Shareholder who wishes to present a proposal fails to notify the Fund as set forth above for inclusion of a proposal the Fund’s proxy statement, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Copies of the Fund’s Annual Report and most recent semi-annual report, including financial statements, have previously been mailed to Shareholders. The Fund will furnish to any Shareholder upon request, without charge, an additional copy of the Fund’s Annual Report and most recent semi-annual report to Shareholders. Annual Reports and semi-annual reports to Shareholders may be obtained by directing a written request to Courtney Fandrick, Secretary, Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830, calling (203) 340-8500 or by visiting the Fund’s website at www.epiif.com.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

April 6, 2026

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. EAGLE POINT INSTITUTIONAL INCOME FUND Proxy for Annual Meeting of Stockholders on May 12, 2026, at 8:20 a.m. (Eastern Time) Solicited on Behalf of the Board of Trustees Holders of Common Shares The undersigned hereby appoints Courtney Fandrick and Nauman Malik, with full power of substitution and power to act alone, as proxy to vote all the shares of the Company's common stock, par value $0.001 per share, that the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Eagle Point Institutional Income Fund, to be held May 12, 2026 at 600 Steamboat Rd, Suite 202, Greenwich, Connecticut 06830, and at any adjournments or postponements thereof, as follows: WHEN THIS PROXY IS PROPERLY EXECUTED, THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. MAIL your signed and voted proxy back in the postage paid envelope provided. PROXY VOTING OPTIONS SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY COMMON SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] EAGLE POINT INSTITUTIONAL INCOME FUND THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEE IN PROPOSAL 1. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PROPOSAL: 1. Election of Trustee: NOMINEE: FOR WITHHOLD 1. Paul E. Tramontano ○ ○ IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD MAY 12, 2026. The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card are available at www.epiff.com YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When the Common Shares are held jointly, each holder of the Common Shares should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person. _______________________________________________________________ SIGNATURE DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE ______________________________________________________________________ TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY PROXY CARD MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD. ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. EAGLE POINT INSTITUTIONAL INCOME FUND Proxy for Annual Meeting of Stockholders on May 12, 2026, at 8:20 a.m. (Eastern Time) Proxy Solicited on Behalf of the Board of Trustees HOLDERS OF PREFERRED SHARES The undersigned hereby appoints Courtney Fandrick and Nauman Malik, with full power of substitution and power to act alone, as proxy to vote all the shares of the Company’s preferred stock, par value $0.001 per share, that the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Eagle Point Institutional Income Fund, to be held May 12, 2026 at 600 Steamboat Rd, Suite 202, Greenwich, Connecticut 06830, and at any adjournments or postponements thereof, as follows: WHEN THIS PROXY IS PROPERLY EXECUTED, THE PREFERRED SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. MAIL your signed and voted proxy back in the postage paid envelope provided. PROXY VOTING OPTIONS SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY PREFERRED SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] EAGLE POINT INSTITUTIONAL INCOME FUND THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES IN PROPOSAL 1. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PROPOSAL: 1 Election of Trustees: NOMINEES: 1.1 Paul E. Tramontano ○ 1.2 James R. Matthews ○ IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD MAY 12, 2026. The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card are available at www.epiif.com YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When the Preferred Shares are held jointly, each holder of the Preferred Shares should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person. _______________________________________________________________ SIGNATURE DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE ______________________________________________________________________ TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY PROXY CARD MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD. ADDRESS CHANGE: FOR ALL WITHHOLD FOR ALL NOMINEES AUTHORITY FOR EXCEPT ALL NOMINEES (instructions below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●